
       -----------                                                                                           -----------
          NUMBER                                                  LOGO                                          SHARES
                                                             LTC HEALTHCARE
 SD                                                                                                    ------------------------
   ---------------

                                           INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA

                 COMMON                                                                                         COMMON
                                                          LTC HEALTHCARE, INC.
              PAR VALUE $.01                                                                      SEE REVERSE FOR CERTAIN
                PER SHARE                                                                         DEFINITIONS
                                                                                                       CUSIP

 THIS CERTIFIES THAT






 as the record holder of
                         ---------------------------------------------------------------------------------------------------------

                                     FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK OF

        LTC HEALTHCARE, INC., TRANSFERABLE ON THE SHARE REGISTER OF THE CORPORATION BY THE HOLDER HEREOF IN PERSON OR BY DULY
   AUTHORIZED ATTORNEY UPON SURRENDER OF THIS CERTIFICATE PROPERLY ENDORSED.  THIS CERTIFICATE IS NOT VALID UNTIL COUNTERSIGNED BY
 THE TRANSFER AGENT AND REGISTERED BY THE REGISTRAR.  REFERENCE IS MADE TO THE STATEMENT ON THE REVERSE HEREOF WITH RESPECT TO THE
                                     CLASSES OF SHARES.

             WITNESS THE FACSIMILE SEAL OF THE CORPORATION AND THE FACSIMILE SIGNATURES OF ITS DULY AUTHORIZED OFFICERS.
 SEAL

 /s/                                                    /s/
    ----------------------------------                      ---------------------------------------
                 Secretary                                           Chairman of the Board


                                 LTC HEALTHCARE, INC.

     LTC Healthcare, Inc., is authorized to issue two classes of shares, Common and Preferred, and the Preferred may be issued in one or more series. A statement of the powers, designations, preferences and relative, participating, optional or other special rights to each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights granted to or imposed upon the respective classes or series of shares and upon the holders thereof as established by the certificate of incorporation or by any certificate of designation, and the number of shares constituting each series and the designations thereof, may be obtained upon request and without charge from the principal office of the corporation.


     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

--------------------------------------------------------------------------------

 TEN COM --     as tenants in common                          UNIF GIFT MIN ACT.............Custodian..........................

 TEN ENT --     as tenants by the entireties                                           (Cust)            (Minor)

 JT TEN --      as joint tenants with right of survivorship                       Under Uniform Gifts to Minors
                and not as tenants in common
                                                                            Acts....................................
                                                                                             (State)

                                                              UNIF TRF MIN ACT..............Custodian (until age.............)
                                                                                       (Cust)

                                                                            ..................under Uniform Transfers
                                                                                  (Minor)

                                                                   to Minors Act...........................................
                                                                                                                    (State)

--------------------------------------------------------------------------------




       Additional abbreviations may also be used though not in the above list.


FOR VALUE RECEIVED, ________________________ hereby sell, assign and transfer unto


PLEASE INSERT SOCIAL SECURITY OR OTHER
  IDENTIFYING NUMBER OF ASSIGNEE

    |----------------------|
    |______________________|


--------------------------------------------------------------------------------
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------



                                                                         Shares
-------------------------------------------------------------------------
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint


                                                                        Attorney
------------------------------------------------------------------------
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.


Dated
     --------------------


                              X
                               ------------------------------------------------

                              X
                               ------------------------------------------------
                              NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed


By
  ----------------------
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM) PURSUANT TO S.E.C. RULE 17Ad-15.